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                                                                    EXHIBIT 10.7

                                 October 6, 1997

                      FIRST SUPPLEMENT TO LEASE AGREEMENT

RE: Lease Agreement (the "Lease Agreement") dated February 28, 1997 by and between EURUS ESTATES II, LTD., as Lessor, and CROSSROADS SYSTEMS, INC., as Lessee, demising of 8,739 rentable square feet (7,121 usf) of space locally known as Suite II-300 in the KALEIDO II office building located at 9390 Research Boulevard, Austin, Travis County, Texas 78759.

This First Supplement to Lease Agreement entered into by and between EURUS ESTATES II, LTD., hereinafter called "Lessor", and CROSSROADS SYSTEMS, INC., hereinafter called "Lessee", shall amend and modify the Lease Agreement as follows:

1. LEASE EXPANSION. Effective November 1, 1997 and continuing through the remainder of the lease term (05/31/02), Lessee shall lease from Lessor additional space known as Suite II-350 consisting of 2,879 rentable square feet (2,346 usf) as shown on the attached EXHIBIT A. Lessee's total leased square footage shall, therefore, be 11,618 rentable square feet (9,467 usf)

2. Expansion Space Base Rent. Effective November 1, 1997, Lessee shall pay to Lessor base rent for the expansion space in the amounts set forth in the rent schedule below:

                 Time Period                Per Month                 Per Term         Per SF Per Yr
                 -----------                ---------                 --------         -------------
            11/01/97 to 05/31/98            $4,558.42               $27,350.52            $19.00
            06/01/98 to 05/31/99            $4,678.38               $56,140.56            $19.50
            06/01/99 to 05/31/00            $4,798.33               $57,579.96            $20.00
            06/01/00 to 05/31/01            $4,918.29               $59,019.48            $20.50
            06/01/01 to 05/31/02            $5,038.25               $60,459.00            $21.00

3. TENANT FINISH OUT. Per Lessee's Option for Additional Space (Exhibit M) of the Lease Agreement, Lessor shall provide Lessee with a finish out allowance for the expansion space, known as Suite II-350, of $0.0833 per usable square foot per month times the number of months from the commencement date of the lease of the expansion space to the end of the lease term. Therefore, Lessee shall have a total allowance of $10,748.10 based on 2,346 usable square feet times $0.0833 times 55 months. Final construction plans shall be mutually acceptable to both Lessee and Lessor.

4. Lease Buy Out. Lessee agrees to pay Lessor $13,414.35 to buy out the current tenant of Suite II-250, Moddrell Enterprises, LLC, from its lease. Lessor and Lessee acknowledge and agree that this amount represents Lessor's unamortized finish out costs and leasing commissions from its lease with Moddrell Enterprises.

                                     Lessor     DT
                                            -----------
                                     Lessee     BRS
                                            -----------




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Except as provided to the contrary herein, all the provisions of the Lease
Agreement shall be applied to the expansion space and all of the remaining terms, covenants, and provisions of the Lease Agreement shall remain in full force and effect and unmodified hereby. Each party hereby acknowledges that the other is not in default under the Lease Agreement in any respect. Each signatory hereto represents and warrants that he or she is authorized to execute this document and that upon said execution by both parties, this document will constitute the binding obligation of the party on behalf of whom such person has signed, without the necessity of Joinder of any other person or entity.

EXECUTED on the dates set forth below our respective signatures.

LESSOR:                                                 LESSEE:

EURUS ESTATES II, LTD.                                  CROSSROADS SYSTEMS,
INC.

By:  /s/ DON TAIT                                       By:  /s/ BRIAN SMITH
    -----------------------------------                      ------------------
     Don Tait, CPM, RPA, Vice-President,                        Brian Smith,
     Kucera Management, Inc.,                                      CEO
     Authorized Managing Agent for
     Eurus Estates II, Ltd.

Date:       10/22/97                                    Date: October 15, 1997
     ----------------------------------                       -----------------


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                                   EXHIBIT A


                    CROSSROADS SYSTEMS, INC. EXPANSION SPACE

                             Kaleido II, Suite 350
                     2,879 rentable square feet (2,346 usf)




                                  [FLOOR PLAN]







                                                          Lessor     DT
                                                                 ---------------

                                                          Lessee     BRS
                                                                 ---------------